UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2013

____________________

Asia Green Agriculture Corporation
(Exact Name of Registrant as Specified in Charter)
____________________

Nevada	0-53343	26-2809270
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Shuinan Industrial Area, Songxi County, Fujian Province, China	353500
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (+86) 0599-2335520

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2013, the following proposals were submitted to a vote at our annual meeting of stockholders:

1.	to elect five persons as directors of our company for a one-year term, or until their successors are duly elected and qualified;

2.	to ratify the appointment of PKF Hong Kong, as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC; and

4.	to recommend, on an advisory basis, of the frequency of our stockholder advisory vote on executive compensation—every year, 2 years or 3 years.

The proposals are more fully described in our proxy statement that was delivered to our stockholders entitled to notice of and to vote at our annual meeting of stockholders. A copy of the proxy statement was also filed with the SEC on April 30, 2013.

The results of the final voting on each proposal were as follows:

Proposal 1 - Election of directors:

Our stockholders elected each of Zhan Youdai, Zhang He, Cheng Sing Wai, Lum Pak Sum and Mak Ka Wing Patrick to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Votes cast were as follows:

Director	Votes For	Withheld	Broker Non-Votes
Zhan Youdai	22,485,272	0	0
Zhang He	22,477,339	7,933	0
Cheng Sing Wai	22,477,339	7,933	0
Lum Pak Sum	22,477,339	7,933	0
Mak Ka Wing Patrick	22,477,339	7,933	0

Proposal 2 - Ratification of the selection of independent registered public accounting firm:

Our stockholders ratified the selection of PKF Hong Kong as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
22,477,339	7,933	0	0

Proposal 3 – Approval of compensation paid to named executive officers:

Our stockholders approved, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
22,477,238	101	7,933	0

Proposal 4 – Recommendation on frequency of stockholder advisory vote on executive compensation:

Our stockholders recommended, on an advisory basis, that we hold our stockholder advisory vote on executive compensation every 3 years. Votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,255	658	22,468,359	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Green Agriculture Corporation

By: /s/ Chin Hon Siang Alex
Chin Hon Siang Alex
Chief Financial Officer

Date: June 25, 2013